Exhibit 10.12

ESOP LOAN AGREEMENT

This Loan Agreement (the “Agreement”), dated December 19, 2016, is entered into by and between Broadway Financial Corporation, a Delaware corporation (“Lender”), and Nicholas L. Saakvitne (the “Trustee”) as trustee for the Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan Trust (the “Borrower”).

RECITALS

The Lender owns all of the outstanding capital stock of Broadway Federal Bank, f.s.b., a federal savings bank (“BFB”).  BFB has adopted an employee ownership plan (the “ESOP”) to purchase and hold shares of voting common stock of the Lender on behalf of eligible employees of BFB and its affiliates and the Borrower is a trust established in connection with implementation of the ESOP.  The ESOP is intended to qualify as an employee stock ownership plan under section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  The ESOP provides that the ESOP may obtain loans to purchase shares of the Lender’s stock.  It is intended that the loan made pursuant to this Agreement shall qualify for an exemption under Section 4975(d) of the Code from being prohibited transactions under Section 4975(c) of the Code.

The Lender is willing to lend and the Borrower is willing to borrow $1,176,200.00 (the “Principal Amount”) in order to finance the Borrower’s purchase of 739,748 shares of Lender’s voting common stock.  The undersigned therefore agree to the following:

ARTICLE 1
 THE ESOP LOAN

1.1                            Subject to the terms set forth herein, the Lender agrees to lend to the Borrower the Principal Amount (the “Loan”).

1.2                            The Borrower hereby agrees that it will use the entire proceeds of the Loan to acquire Lender’s voting common stock pursuant to the Securities Purchase Agreement by and among Borrower, the U.S. Department of the Treasury and certain other persons (as amended, restated, modified or supplemented from time to time, the “Purchase Agreement”).  If for any reason such purchases cannot be effected pursuant to the terms of the Purchase Agreement, the Borrower must make a principal prepayment of the Loan with all such unused proceeds.

1.3                            The Borrower’s indebtedness is evidenced by a Promissory Note of even date (as amended, restated, modified or supplemented from time to time, the “Note”) in the form attached hereto as Exhibit A.

1.4                            Interest shall accrue on the balance of unpaid principal as provided in the Note from the date thereof until all such principal and interest accrued thereon is paid in full.  The Note will mature, and all unpaid principal and interest accrued thereon shall be paid in full, on December 19, 2036.

1

1.5                            To secure payment of the Promissory Note, the Borrower is granting the Lender a security interest concurrently herewith in the shares purchased with proceeds of the Loan pursuant to the ESOP Pledge Agreement in the form attached hereto as Exhibit B (as amended, restated, modified or supplemented from time to time, the “Pledge Agreement”).

1.6                            The Borrower shall make principal and interest payments to the Lender according to the terms of the Note.  The date and amount of each payment of principal or interest shall be entered on the schedule to the Note.

1.7                            The Lender agrees to make, or cause to be made by BFB, contributions to the ESOP in cash or by cancellation of indebtedness from time to time and in amounts sufficient to permit the Borrower to make timely repayments of principal and interest due under the terms of the Note.  Subject to the preceding sentence, the amount and timing of such contribution(s) shall be in the sole discretion of the Lender.  The Lender shall not be required to make contributions to the ESOP in amounts in excess of the limitations under Sections 404(a) and 415(c) of the Code.  The Borrower agrees that so long as any interest or principal amount remains payable pursuant to the Loan, the Borrower will use all cash contributions, earnings thereon and cash dividends received by the ESOP on shares of the Lender’s voting common stock to make payments on the Loan.  The Borrower’s obligation to make payments on the Loan is limited to the excess of the aggregate of such contributions, earnings and dividends over prior Loan payments.  The Lender shall have no recourse against the Borrower’s assets other than such contributions, the shares of Lender’s voting common stock then pledged under the Pledge Agreement, earnings attributable to such voting common stock and the investment of such contributions.

1.8                            The Borrower may prepay principal or interest without premium or penalty.  Any such prepayment shall be applied to the principal installments in the inverse order of maturities.

1.9                            The ESOP may elect to apply the proceeds from the sale of any Shares remaining subject to pledge to pay principal and interest due on the Loan in the event of the termination of the ESOP or if the ESOP ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

ARTICLE 2
 Representations and Warranties of Borrower

The Borrower hereby makes the following representations and warranties:

2.1                            The Borrower has duly authorized the execution, delivery and performance of this Agreement, the Note, and the Pledge Agreement and any other documents in connection with the Loan. These documents that have been or will be executed and delivered pursuant to this Agreement constitute valid, binding obligations of the ESOP, each enforceable according to its terms.

2.2                            The Borrower is an employee stock ownership plan established by the BFB and has all requisite power and authority, as described in the plan document for the ESOP, to execute, deliver and perform its obligations under this Agreement.

2

2.3                            All of the proceeds of the Loan will be used by the Trustee to purchase for the ESOP shares of “employer securities” as defined in Section 409(1) of the Code, subject to Section 1.3 above.

2.4                            This Agreement is executed by Nicholas L. Saakvitne solely in his capacity as Trustee of the Broadway Federal Bank, F.S.B. Employee Stock Ownership Plan pursuant to directions from the ESOP and not in his individual capacity.

2.5                            No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the execution, delivery and performance of this Agreement.

ARTICLE 3
 Lender Representations and Warranties

The Lender hereby makes the following representations and warranties:

3.1                            The Lender is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

3.2                            The Lender has all requisite power and authority to deliver and perform its obligations under this Agreement. The Lender has taken all corporate action necessary to establish the ESOP and to authorize this Agreement. This Agreement has been duly executed and delivered by the Lender and is a legal, valid and binding obligation of the Lender.

3.3                            Neither the execution of this Agreement nor the fulfillment of any of the Lender’s obligations under this Agreement will conflict with or result in a breach or violation of or constitute any default under any  rule, law, regulation, judgement or order applicable to the Lender or any contract or agreement of the Lender.

ARTICLE 4
 Event of Default

4.1                            As used in this Agreement, the term “Event of Default” shall mean a failure of  the Borrower  to make any installment of principal or interest due under the Note within ten (10) days after receipt of written notice of non-payment from the Lender.

4.2                            The Lender shall have all rights and remedies afforded a secured party, and all other rights and remedies available, under the Uniform Commercial Code in effect in the State of California (the “UCC”) or under other applicable law, all of which (i) shall be cumulative, but shall be subject to all limitations set forth herein, in the Pledge Agreement, in the Note, under Section 4975 of the Code, or under any applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, and (ii) may be exercised with or, if allowed by law, without notice to the Borrower.  Notwithstanding anything herein or in the Pledge Agreement to the contrary, the value of the Borrower’s assets transferred to the Lender following an Event of Default in satisfaction of the due and unpaid amount of the Loan shall not exceed the amount in default.

3

ARTICLE 5
 Miscellaneous

5.1                            No amendment or waiver of any provision of the Agreement shall be effective unless set forth in an instrument in writing and signed by both parties to this Agreement.

5.2                            No delay or omission of Lender in exercising any right or remedy under this Agreement shall impair such right or remedy or be construed to be a waiver of any default or  an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude other or further exercise thereof or the exercise of any other right or remedy, and no waiver, amendment or other variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless in writing signed by the Lender, and then only to the extent specifically set forth in such writing. All rights and remedies described in this Agreement, the Note or other Loan documents shall be cumulative and all shall be available to the Lender until all terms of the Loan  have been satisfied.

5.3                            This Agreement, the Purchase Agreement, the Pledge Agreement and the Note, including the exhibits and schedules hereto or thereto, constitute the entire agreement between the parties hereto with respect to the Loan and supersedes any and all representations, warranties, agreements or undertakings heretofore or contemporaneously made that are not set forth herein, in the Note or in such other agreements.

5.4                            This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors or assigns.  The Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender, and any purported assignment without such consent shall be null and void.

5.5                            All provisions hereof shall be construed so as to maintain (a) the ESOP as a tax-qualified, leveraged employee stock ownership plan under Section 401(a) and 4975(e)(7) of the Code, and (b) the Loan as an exempt loan under Section 54.4975-7(b) of the Treasury Regulations and as described in Department of Labor Regulation Section 2550.408b-3.

5.6                            Any notice, consent, approval or directions required or permitted to be given hereunder shall be in writing and shall be deemed duly given and received upon personal delivery to the addressee stated below or if mailed, forty-eight (48) hours after deposit in the United States Mail, with first class postage prepaid and addressed as required below:

LENDER:

Broadway Financial Corporation

5055 Wilshire Boulevard, Suite 500

Los Angeles, California 90010

Attention:  Chief Financial Officer

4

BORROWER:

Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan Trust

c/o Nicholas L. Saakvitne, as Trustee

11900 W. Olympic Boulevard, Suite 410

Los Angeles, California 90064

5

IN WITNESS WHEREOF, the parties have executed this ESOP Loan Agreement as of the date first above written.

LENDER:

Broadway Financial Corporation

By:	/s/ Wayne-Kent A. Bradshaw
Name:	Wayne-Kent A. Bradshaw
Title:	President/CEO

BORROWER:

Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan Trust

By:	/s/ Nicholas L. Saakvitne
Name: Nicholas L. Saakvitne
Title: Trustee

ESOP Loan Agreement

ESOP PLEDGE AGREEMENT

This ESOP Pledge Agreement (the “Pledge Agreement”) dated December 19, 2016 is entered into by and between Broadway Financial Corporation, a Delaware corporation (the “Lender”), and Nicholas L. Saakvitne (the “Trustee”) as trustee for the Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan Trust (the “Borrower”).

RECITALS

The Lender owns all of the outstanding capital stock of Broadway Federal Bank, f.s.b., a federal savings bank (“BFB”).  BFB has adopted an employee stock ownership plan (the “ESOP”) to purchase and hold shares of voting common stock of the Lender on behalf of eligible employees of BFB and its affiliates and the Borrower is a trust established in connection with implementation of the ESOP.  The ESOP is intended to qualify as an employee stock ownership plan under section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  The ESOP provides that the ESOP may obtain loans to purchase shares of Lender’s stock.

In accordance with the terms and conditions of the ESOP Loan Agreement of even date herewith (as amended, restated or modified from time to time, the “Loan Agreement”) and the Promissory Note of even date herewith (as amended, restated, modified or supplemented from time to time, the “Note”), the Borrower desires to purchase securities with the proceeds of a loan from the Lender (the “Loan”).  Under the Loan Agreement, Borrower agrees to borrow and Lender agrees to lend $1,176,200.00 to purchase shares of voting common stock of the Lender (the “Shares”).

AGREEMENT

1.                          Pledge and Grant of Security Interest.

In consideration of the Lender making the Loan to the Borrower for the purchase of Shares, and as security for the Note and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower hereby pledges and grants to the Lender a first priority security interest in all of the Borrower’s right, title and interest in and to the following (the “Collateral”) for the full performance and payment of the Secured Obligations (as defined below): (i) the Shares and all dividends or other distributions on or attributable to the Shares; (ii) all contributions made to the ESOP; and (iii) all earnings received from investment of such contributions.  The Borrower hereby transfers to the Lender all of the Borrower’s right, title and interest in and to the Collateral, and agrees to transfer the Borrower’s right, title and interest in all future Collateral to the Lender, to be held in the physical possession of the Lender or, in the case of the Shares or of any other certificated or uncertificated shares of stock or other securities that may be included in the Collateral from time to time, registered in the name of the Lender, as pledgee and holder of a security interest granted pursuant to this Pledge Agreement, upon the terms and conditions set forth in this Pledge Agreement.

2.                          Obligations Secured.

The pledge of the Collateral hereunder secures the full payment and performance of all of the Borrower’s present and future obligations, duties and liabilities under the Note, this Pledge Agreement and the Loan Agreement and all renewals, extensions, modifications and notations thereof (collectively, the “Secured Obligations”).

3.                          Borrower Covenants.

Until this Pledge Agreement is terminated, the Borrower shall:

3.1                            Deliver to the Lender all Collateral purchased with Loan proceeds.

3.2                            Not create, incur or suffer to exist any lien, encumbrance or security interest against the Collateral except the security interest created by this Pledge Agreement.

4.                          Borrower Representations and Warranties.

The Borrower represents and warrants that:

4.1                            The Borrower on the date hereof is, and at all times hereafter shall be, the sole legal, record and beneficial owner of the Collateral free and clear of all liens, claims, charges, restrictions, encumbrances, and rights of others (collectively, “Liens”), other than Liens in favor of the Lender and restrictions on transfer under applicable federal and state securities laws, the articles of incorporation of Lender and any agreements among stockholders relating to the Shares (collectively, “Permitted Liens”).  The Borrower shall maintain, preserve and defend the title to the Collateral and the lien of the Lender thereon against the claim of any other person.  The Borrower will not, without the prior written consent of the Lender sell, transfer, assign or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral.  If any Collateral is sold, transferred, assigned or otherwise disposed of in violation of this Section 4, the security interest of the Lender shall continue in the Collateral notwithstanding such sale, transfer, assignment or other disposition, and the Borrower will deliver any proceeds thereof to the Lender to be held as Collateral hereunder.

4.2                            This Pledge Agreement creates a valid and perfected first priority security interest in the Collateral, securing the full payment and performance of all of the Secured Obligations.

4.3                            The execution, delivery and performance of this Pledge Agreement (including without limitation the pledge of the Collateral and foreclosure by the Lender on the Collateral) do not and will not conflict with, constitute a default under, or result in the creation of a Lien on any Collateral under, any agreement, instrument, judgment, order, writ or decree to which the Borrower is a party or by which the Borrower or the Collateral is bound.

4.4                            No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the execution, delivery and performance of this Pledge Agreement (including without limitation the pledge of the Collateral and foreclosure by the Lender on the Collateral), or for the exercise by the Lender of the voting and other rights provided for in this Pledge Agreement.

4.5                            All certificates representing or evidencing the Collateral in existence on the date hereof have been delivered to the Lender in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and (assuming continuing possession by the Lender of all such Collateral) the Lender has a perfected First Priority security interest therein.

4.6                            The Lender has a perfected first priority security interest in all Collateral that consists of uncertificated securities pledged by Borrower hereunder.

4.7                            On the date hereof all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by the Borrower to the Lender in respect of the Collateral have been delivered to the Lender in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office required by law to perfect, continue and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein.

4.8                            This Agreement is effective to create in favor of the Lender, a legal, valid and enforceable security interest in the Collateral and the proceeds thereof.  All filings and other actions necessary or appropriate to perfect the security interest in the Collateral granted by the Borrower hereunder have been duly made or taken and are in full force and effect; and such security interest is first priority.

4.9                            The Borrower is a trust organized in accordance with the laws of the State of California.  The Borrower’s legal name is “Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan Trust” and its chief executive office or principal place of business is located at 5055 Wilshire Boulevard Suite 500, Los Angeles, California 90010.  Trustee’s legal name is Nicholas L. Saakvitne and his principal place of business is 11900 W. Olympic Boulevard, Suite 410, Los Angeles, California 90064.

5.                          Borrower Authorization of Financing Statements.

The Borrower hereby irrevocably authorizes the Lender at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral where permitted by law. The Borrower agrees to provide all necessary information related to such filings to the Lender promptly upon request by the Lender.

6.                          Lender Agreements.

The Lender agrees as follows:

6.1                            Except upon the occurrence of an Event of Default (as defined in the Loan Agreement), the Lender shall not sell, exchange or otherwise dispose of any of the Collateral without the prior consent of the Borrower, which consent shall not be withheld unreasonably.

6.2                            Within ten (10) days after each annual payment of principal under the Loan, the Lender shall release a number of the Shares held hereunder as provided in this Section 6.2.  The number of Shares to be released shall be calculated by multiplying the number of Shares held by the Lender immediately before the release by a fraction the numerator of which is the amount of the principal and interest payment paid for the year and the denominator of which is the sum of the numerator and the principal and interest to be paid for all future years of the Loan, using for this purpose the rate of interest in effect for the Loan as of the end of the most recent plan year of the ESOP.

7.                          Voting of Shares.

So long as no Event of Default has occurred and is continuing, the Borrower shall have the right to vote the Shares, grant or withhold consent, or exercise any other right or privilege with respect to the Shares allowed under the Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan (the “Plan Document”) for any purpose not inconsistent with the terms of this Pledge Agreement, the Loan Agreement or the Note, provided that the Borrower shall not exercise or shall refrain from exercising any of those rights if, in the judgment of the Lender, such action would have a material adverse effect on the value of the Collateral or any part thereof.  After the occurrence and during the continuation of an Event of Default, all voting and other consensual rights pertaining to any or all of the Collateral shall automatically become vested in the Lender, which shall then have the sole right and authority to exercise such rights.

8.                          Effects of Default.

Upon the occurrence and during the continuation of an Event of Default:

8.1                            The Lender shall have all rights and remedies afforded a secured party and all other rights and remedies available under the Uniform Commercial Code in effect in the State of California (the “UCC”) at that time or under other applicable law, all of which shall be cumulative, but subject to all limitations set forth herein, in the Loan Agreement or in the Note, or under Section 4975 of the Code, or under the Employee Retirement Income Security Act of 1974, as amended, all of which may be exercised with or, if allowed by law, without notice to the Borrower.  Notwithstanding anything herein or in the Loan Agreement to the contrary, the value of the Borrower’s assets that may be transferred to the Lender in satisfaction of the Loan upon an Event of Default shall not exceed the amount of the default.

8.2                            The Lender shall have the right at any time after the occurrence of an Event of Default to sell or otherwise convert to cash, including sale to the Lender in exchange for cancellation of indebtedness due under the Loan, all or any portion of the Shares remaining subject to pledge, provided that such Shares may be so applied only in an amount necessary to cure the Event of Default.

8.3                            The Borrower authorizes the Lender without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Note from time to time to: (i) exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as Lender in its discretion may determine.

8.4                            The powers conferred on the Lender under this Pledge Agreement are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the Uniform Commercial Code in effect in the State of California (the “UCC”), the Lender shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any persons with respect to any of the Collateral.

8.5                            In any sale of any of the Collateral after an Event of Default shall have occurred, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain such required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Borrower further agrees that such compliance shall not result in such sale’s being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable or accountable to the Borrower for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.  The Borrower acknowledges and agrees that in order to protect the Lender’s interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a registered public offering under the Securities Act of 1933.  The Borrower has no objection to sale in such a manner and agrees that the Lender shall have no obligation to obtain the maximum possible price for the Collateral.  To the maximum extent permitted by applicable law, the Lender may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public or private sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  The Borrower acknowledges and agrees that if the Lender is the only purchaser at any such sale, then a good faith determination of the then current fair market value of the Collateral by the board of directors of the Lender shall be deemed a commercially reasonable purchase price for the Collateral.

9.                          Taxes.

The Borrower agrees to pay when due all taxes, charges, Liens and assessments (“Taxes”) against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established and evidenced to the satisfaction of the Lender, and provided that all enforcement proceedings in the nature of levy or foreclosure against the Collateral are effectively stayed.  If the Borrower fails to pay Taxes or to perform any obligation pursuant to the Loan Agreement, this Pledge Agreement or the Note, the Lender may perform, or cause to be performed, that obligation, but shall not have any obligation to do so.  All amounts paid and expenses incurred by the Lender in connection with the exercise of its rights under this Section 9 shall be payable by the Borrower as provided in Section 11.

10.                  Waivers by Borrower.

The Borrower waives to the extent permitted by applicable law (a) any right to require the Lender to (i) proceed against any person or entity, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other person, or by reason of the cessation from any cause whatsoever of the liability of any other person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which the Lender now has or may hereafter have against any other person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Lender.  The Lender shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held hereby as Collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations hereunder.

11.                  Security Interest Absolute.

All rights and security interests of the Lender, and all obligations of the Borrower, under this Pledge Agreement shall be absolute and unconditional irrespective of:  (i) any lack of validity or enforceability of either of the Notes or any other agreement or instrument relating to it or the Secured Obligations; (ii) any change in the time, manner, or place of payment of, or in any other term of, any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from either of the Notes or any other agreement or instrument relating to it or to the Secured Obligations; (iii) any exchange, release, or non-perfection of any other collateral, or any release, amendment, or waiver of any of the Secured Obligations; or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Secured Obligations or of this Pledge Agreement.

12.                  Reinstatement.

The security interest in the Collateral granted in or pursuant to this Pledge Agreement and the other provisions of this Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by Lender or is repaid by Lender in whole or in part in good faith settlement of a pending or threatened claim, whether upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, and whether as a “voidable preference,” “fraudulent conveyance” or otherwise, all as though such payment had not been made.  This Section 13 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner.

13.                  Further Assurances.

The Borrower agrees that at any time and from time to time, at the Borrower’s expense, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may request, in order to perfect, protect, confirm or assure any security interest granted or purported to be granted by this Pledge Agreement or to enable the Lender to exercise and enforce its rights and remedies under this Pledge Agreement with respect to any Collateral, including without limitation executing and delivering, and authorizing the Lender to execute, deliver and/or file, additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments.

14.                  Power of Attorney.

The Borrower hereby irrevocably appoints the Lender as the Borrower’s attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, the Lender or otherwise, from time to time at the Lender’s discretion, to take any action and to execute any instrument that Lender may reasonably deem necessary or advisable to accomplish the purposes of this Pledge, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, indorse, and collect all instruments made payable to the Borrower representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to enter into any control agreements the Lender deems necessary; or (iii) to arrange for the transfer of the Collateral on the books of the Lender or any other Person to the name of the Lender or to the name of the Lender’s nominee.  In addition to the designation of the Lender as the Borrower’s attorney-in-fact pursuant to this Section 15.1, the Borrower hereby irrevocably appoints the Lender as the Borrower’s agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where the Borrower engages in business, in order to transfer or to more effectively transfer any of the Collateral or otherwise enforce the Lender’s rights hereunder.

15.                  No Implied Waiver.

No failure to exercise, delay in exercising or partial exercise of any right or remedy hereunder shall operate as a waiver of any provision of this Pledge Agreement.  No waiver of any provision of this Pledge Agreement shall operate as a waiver of any other provision (whether or not similar), nor shall it operate as a continuing waiver, unless so provided in writing by the waiving party.

16.                  Governing Law.

This Pledge Agreement and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of California, without regard to choice of law or conflicts of law provisions.

17.                  Entire Agreement.

This Pledge Agreement, the Loan Agreement and the Note, including the exhibits and schedules thereto, constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede any and all prior or contemporaneous agreements, understandings or representations between the parties with respect thereto that are not set forth or specifically referred to herein, in the Loan Agreement or in the Note.

18.                  Successors and Assigns.

This Pledge Agreement, and any consents or stipulations hereunder, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

19.                  Notices.

All notices required or permitted hereunder shall be in writing and shall be delivered in accordance with the Loan Agreement.

20.                  Severability.

If any provision of this Pledge Agreement is declared illegal, invalid or unenforceable in any jurisdiction, such declaration shall not affect the legality, validity or enforceability of the remainder of this Pledge Agreement in such jurisdiction, or of the entirety of this Pledge Agreement in any other jurisdiction.

21.                  Amendment.

21.1                    This Pledge Agreement may be modified, amended or terminated, and any provision hereof waived, either generally or in a particular instance and either retroactively or prospectively, only by a writing signed by the Lender and the Borrower.

22.                  Assignment.

The Borrower may not assign or transfer any of its rights or obligations under this Pledge Agreement without the prior written consent of the Lender, and any purported assignment without such consent shall be null and void.

23.                  Headings; Counterparts.

The headings used in this Pledge Agreement are for convenience only and are not to be considered in construing this Pledge Agreement.  This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.  Facsimile signatures hereto shall be valid.

IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

BORROWER:

Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan Trust

By:	/s/ Nicholas L. Saakvitne
Name:	Nicholas L. Saakvitne
Title:	Trustee

LENDER:

Broadway Financial Corporation

By:	/s/ Wayne-Kent A. Bradshaw
Name:	Wayne-Kent A. Bradshaw
Title:	President/CEO

ESOP Pledge Agreement

PROMISSORY NOTE

$1,176,200.00	December 19, 2016

For value received, Nicholas L. Saakvitne (the “Trustee”) as trustee for the Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan Trust (the “Borrower”) promises to pay to the order of Broadway Financial Corporation, a Delaware corporation (the “Lender”), at 5055 Wilshire Boulevard Suite, 500, Los Angeles, California, 90010 or at such other place as the holder of this Promissory Note (“Note”) may designate, the principal sum of One Million One Hundred Seventy-Six Thousand and Two Hundred Dollars ($1,176,200.00) with interest thereon as provided in this Note.

This Note shall bear interest from the date made at the applicable federal rate (the “AFR”) set forth in Table 1 of the Applicable Federal Rate Rulings of the Internal Revenue Service, or any successor publication (the “Applicable Federal Rate”) established and adjusted from time to time as provided herein.  Interest shall be compounded annually as of September 15 each year.  Due and unpaid interest shall bear interest in the same manner as principal.

Principal is payable in annual installments on September 15th of each year beginning September 15, 2017 in an amount equal to the unpaid principal balance divided by the number of years remaining until maturity of this Note on December 19, 2036, when the entire unpaid principal balance shall be due and payable.  Interest on unpaid principal shall be paid annually on September 15th concurrently with such principal installments.  The maturity of this Note is not subject to acceleration by the Lender.

Payments shall be applied first to interest then accrued and the remainder to principal, whereupon interest shall cease to accrue on the principal so paid.  Principal and interest shall be payable in lawful money of the United States of America.

This Note evidences the indebtedness incurred by the Borrower to the Lender under the ESOP Loan Agreement, dated December 19, 2016, by and between the Borrower and the Lender (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”) the terms of which are made a part hereof.

This Note may be prepaid in whole or in part at any time, without premium or penalty.  Partial prepayments shall be applied in inverse order of maturity.

Except as otherwise provided in the Loan Agreement, payments of principal and interest hereunder shall be made by the Borrower only from cash contributions (or contributions in the form of cancellation of indebtedness), from any earnings attributable to such contributions and from any cash dividends paid on the shares of common stock of the Lender purchased with the proceeds of the loan evidenced hereby.  The Lender’s recourse against the Borrower is limited as provided in Section 1.8 of the Loan Agreement.

All obligations of Borrower, and all rights, powers and remedies of the Lender, expressed herein shall be in addition to, and not in limitation of, those provided by law or in the Loan Agreement, Pledge Agreement.

1

This Note is secured by a pledge of stock under the Pledge Agreement.

This Note is governed by the laws of the State of California, except to the extent preempted by federal laws.

Borrower waives presentment, demand, protest and notice of every kind in connection with the enforcement and collection of this Note.

This Note, together with the Purchase Agreement, the Loan Agreement, the Pledge Agreement and any documents delivered pursuant hereto or thereto, constitute the full and complete understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersede any prior agreements between such parties with respect thereto.  If any provision of this Note is declared illegal, invalid or unenforceable in any jurisdiction, such declaration shall not affect the legality, validity or enforceability of the remainder of this Note in such jurisdiction, or of the entirety of this Note in any other jurisdiction.

This Note, and any consents or stipulations hereunder, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Borrower may not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Lender, and any purported assignment without such consent shall be null and void.

The Trustee has executed this Note solely in his capacity as Trustee of the Borrower and not in his individual capacity, and no personal liabilities or responsibilities are assumed by, or shall at any time be asserted against, the Trustee in his individual capacity, under or with respect to this Note, the Loan Agreement or the Pledge Agreement referred to herein.

BORROWER:

Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan Trust

By:	/s/ Nicholas L. Saakvitne
Name:	Nicholas L. Saakvitne
Title:	Trustee

2